Exhibit 99.2

RELEASE AGREEMENT

THIS RELEASE AGREEMENT (the “Agreement”) is made as of the         day of April, 2005 (the “Execution Date”), by and among, INNOVO GROUP, INC., a Delaware corporation (“Innovo”), and METRA CROSS POOL 1, LP, METRA CROSS POOL 2, LP, METRA ARBOR POINT, LP, METRA BRIGHTON COURT, LP, METRA DELMAR VALLEY, LP, METRA ENCLAVE, LP, METRA FAIRWAY VIEW, LP, METRA FOUNTAIN LAKE, LP, METRA HARPER’S FERRY, LP, METRA MERIDIAN, LP, METRA QUAIL OAKS, LP, METRA SUNCHASE, LP, METRA WESTWOOD, LP, METRA WILLOW CREEK, LP, METRA WINDSOR TOWER, LP and METRA WOOD HOLLOW, LP (collectively, the “Metra Entities”).

Recitals

A.                                   In April 2002, Innovo’s wholly-owned subsidiary, Innovo Realty, Inc., acquired a 30% limited partnership interest in each of 22 separate partnerships as set forth in Schedule 1 (collectively, the “Partnerships”). The Partnerships simultaneously acquired 28 apartment complexes at various locations throughout the United States consisting of approximately 4,000 apartment units as set forth in Schedule 2 (collectively, the “Properties”).  A portion of the aggregate $98,079,644.00 purchase price was paid through the transfer of 195,295 shares of Innovo’s $100, 8% Series A Redeemable Cumulative Preferred Stock (the “Series A Preferred Stock”) to the sellers of the Properties, American Realty Investors, Inc., a Nevada corporation, Transcontinental Realty Investors, Inc., a Nevada corporation, Income Opportunity Realty Investors, Inc., a Nevada corporation (collectively, the “Series A Stockholders”), which are the current Series A Stockholders.

B.                                     The Series A Stockholders and Denton R.N. Enterprise, Inc., a Texas corporation (“Denton”), filed suit against Innovo, Innovo Realty, Inc. and others, including the Metra Entities, in the suit styled American Realty Investors, Inc. et al. v. Innovo Realty, Inc., et al., Cause No. 2004-60231-393, In the 393rd District Court of Denton County, Texas (the “Denton County Lawsuit”).  Plaintiffs in the Denton County Lawsuit non-suited their claims without prejudice against Innovo and Innovo Realty, Inc. prior to the Denton County Lawsuit being transferred to the 160th District Court of Dallas County, Texas and restyled, American Realty Investors, Inc., et al. v. Metra Capital, L.L.C., et al., Cause No. 04-10928-H, In the 160th District Court of Dallas County, Texas (the “Dallas County Lawsuit”) (the Denton County Lawsuit and the Dallas County Lawsuit collectively may be referred to as the “Litigation”).

C.                                     On April    , 2005, contemporaneous with the execution of the Agreement, the Series A Stockholders obtained 100% of Innovo Realty, Inc.’s limited partnership interests in each of the Partnerships as a result of Innovo’s redemption of 193,976.33 outstanding shares of Series A Preferred Stock.  The agreed upon redemption price of the shares of the Series A Preferred Stock held by the Series A Stockholders was 100% of the issued and outstanding shares of Innovo Realty, Inc.

D.                                    As a result of the above mentioned redemption, Innovo no longer has a partnership interest in any of the Partnerships, and therefore, the Metra Entities and Innovo desire to release each other and their respective affiliates from any claims or obligations that may arise as a result of their prior relationship with each other in the Partnerships.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.                                       Release.

a)                                      The Metra Entities (the “Metra Releasing Parties”), on behalf of each of themselves and each and all of their respective beneficiaries, fiduciaries, affiliates, parents, subsidiaries, partners, shareholders, officers, directors, members, managers, successors, assigns, heirs and legal administrators, and any and all other persons and entities claiming any ownership interest, directly or indirectly, in any cause of action or claim asserted or that could have been asserted by any one or more of the Metra Releasing Parties in the Litigation (together, the “Metra Releasors”), hereby, in any and every capacity any of them ever had, has or may have in the future forever releases, compromises, settles, quitclaims, waives and discharges Innovo, Innovo Realty, Inc. and each and all of their beneficiaries, fiduciaries, affiliates, parents, subsidiaries, partners, shareholders, officers, directors, members, managers, successors, assigns, heirs and legal administrators (together, the “Innovo Releasees”) from any and all actions, causes of action, claims, damages, expenses, judgments, liabilities, settlements, losses and the like of whatever nature, known or unknown, asserted or unasserted, contingent or noncontingent (collectively, the “Claims”), that each or any of the Metra Releasing Parties ever had, presently has or may have in the future (in any and every capacity any of them ever had, has, or may have in the future) against any or all of the Innovo Releasees, including, but not limited to, any and all Claims that were asserted or that could have been asserted in the Litigation, and any and all Claims arising out of or related to (a) any of the Partnerships or Properties, (b) any of the Limited Partnership Agreements pertaining to the Partnerships, (c) any right or obligation related to any distribution, dividend, allocation or any sinking fund, and (d) any other Claims, transactions, occurrences, matters and causes of action of any nature arising from any and all agreements related to the formation and operation of the Partnerships and acquisition and management of the Properties (collectively, the “Metra Releasor Claims”).

b)                                     Innovo (the “Innovo Releasing Parties”), on behalf of itself, Innovo Realty, Inc. and and each and all of their respective beneficiaries, fiduciaries, affiliates, parents, subsidiaries, partners, shareholders, officers, directors, members, managers, successors, assigns, heirs and legal administrators, and any and all other persons and entities claiming any ownership interest, directly or indirectly, in any cause of action or claim asserted or that could have been asserted by any one or more of the Innovo Releasing Parties in the Litigation (together, the “Innovo Releasors”), hereby, in any and every capacity any of them ever had, has or may have in the future forever releases, compromises, settles, quitclaims, waives and discharges the Metra Entities and each and all of their beneficiaries, fiduciaries, affiliates, parents, subsidiaries, partners, shareholders, officers, directors, members, managers, successors, assigns, heirs and legal administrators (together, the “Metra Releasees”) from any and all Claims, that each or any of the Innovo Releasing Parties ever had, presently has or may have in the future (in any and every capacity any of them ever had, has, or may have in the future) against any or all of the Metra Releasees, including, but not limited to, any and all Claims that were asserted or that could have been asserted in the Litigation, and any and all Claims arising out of or related to (a) any of the Partnerships or Properties, (b) any of the Limited Partnership Agreements pertaining to the Partnerships, (c) any right or obligation related to any distribution, dividend, allocation or any sinking fund, and (d) any other Claims, transactions, occurrences, matters and causes of action of any nature arising from any and all agreements related to the formation and operation of the Partnerships and acquisition and management of the Properties (collectively, the “Innovo Releasor Claims”).

c)                                      Each of the Metra Releasing Parties and/or Metra Releasors shall not, in any capacity each has had, has or ever may have, sue any or all of the Innovo Releasees for any or all of the Metra Releasor Claims, and shall not pursue and shall not provide assistance to any other person or entity and shall not be in active concert with any other person or entity in asserting, prosecuting, pursuing or the like, any one or more of the Metra Releasor Claims.

d)                                     Each of the Innovo Releasing Parties and/or Innovo Releasors shall not, in any capacity each has had, has or ever may have, sue any or all of the Metra Releasees for any or all of the Innovo Releasor Claims, and shall not pursue and shall not provide assistance to any other person or entity and shall not be in active concert with any other person or entity in asserting, prosecuting, pursuing or the like, any one or more of the Innovo Releasor Claims.

e)                                      Notwithstanding the foregoing, the releases contained in this Section shall not release, compromise, settle, waive or discharge any claim for breach of the Agreement.

e)                                      To the extent that any party’s further approval or other action is deemed necessary or desirable by any other party in order to effectuate the terms and conditions of the Agreement and the conveyances provided for herein, such party shall execute and deliver all reasonable documents and take all actions reasonably requested by another party to effectuate the terms and conditions of the Agreement.

2.                                       Representations and Warranties of Innovo.

Innovo represents and warrants to each of the Metra Entities and the Metra Releasees that the statements contained in this Section 2 are correct and complete.

(a)                                  Status of Innovo.  Innovo is a corporation duly created, formed or organized, validly existing, and in good standing under the laws of the State of Delaware.

(b)                                 Power and Authority; Enforceability.  Innovo has the corporate power and authority to execute and deliver the Agreement, and to perform and consummate the transactions contemplated by the Agreement.  Innovo has taken all actions necessary to authorize the execution and delivery of the Agreement to which it is party, the performance of Innovo’s obligations under the Agreement, and the consummation of the transactions contemplated by the Agreement. The Agreement has been duly authorized, executed and delivered by, and is enforceable against, Innovo.

(c)                                  No Violation.  The execution and delivery of the Agreement by Innovo and the performance and consummation of the transactions contemplated by the Agreement by Innovo will not (i) breach any law or order to which Innovo is subject and any provision of its organizational documents, (ii) breach any contract, order or permit to which Innovo is a party or by which Innovo is bound or to which Innovo’s assets is subject, or (iii) require any consent.

3.                                       Representation of the Metra Entities.

Each of the Metra Entities severally represent and warrant to Innovo and the Innovo Releasees that the statements contained in this Section 3 are correct and complete.

(a)                                  Status of Metra Entities.  Each of the Metra Entities is a limited partnership duly created, formed or organized, validly existing and in good standing under the laws of the jurisdiction of its creation, formation or organization.

(b)                                 Power and Authority; Enforceability.  Each of the Metra Entities has the requisite power and authority to execute and deliver the Agreement, and to perform and consummate the transactions contemplated by the Agreement.  Each of the Metra Entities has taken all actions necessary to authorize the execution and delivery of the Agreement to which it is party, and the consummation of the transactions contemplated by the Agreement. The Agreement has been duly authorized, executed and delivered by, and is enforceable against, each of the Metra Entities, subject to certain limitations set forth hereinabove.

(c)                                  No Violation.  The execution and delivery of the Agreement by each of the Metra Entities and the performance and consummation of the transactions contemplated by the Agreement by each of the Metra Entities will not (i) breach any law or order to which any of the Metra Entities is subject and any provision of its organizational documents, (ii) breach any contract, order or permit to which any of the Metra Entities is a party or by which any of the Metra Entities is bound or to which any of the Metra Entities’ assets is subject, or (iii) require any consent.

(d)                                 Representation of Ownership as of the Execution Date.  Each of the Metra Entities represents and warrants to the other parties to the Agreement that as of the Execution Date, there remains twenty-two (22) apartment properties from the original twenty-eight (28) Properties originally purchased through the Metra Entities, and further represents that subsequent to December 31, 2004 through the Execution Date, no other sales of Properties have occurred.

4.                                       Miscellaneous.

(a)                                  Costs and Expenses.  Each party to the Agreement shall bear its own costs, expenses and fees incurred or assumed by such party in the preparation or execution of the Agreement and in complying with the covenants and conditions herein, whether or not the transaction contemplated hereby shall be consummated.

(b)                                 Notices.  Any notice or other communication required or permitted to be given by the Agreement or any other document or instrument referred to herein or executed in connection herewith must be given in writing (which may be by telecopy, hand delivery or by a nationally recognized courier service) to the party to which such notice or communication is directed at the address of such party set forth below.  Subject to the other provisions of the Agreement, any party may change its address (or redesignate the person to whom such notice shall be delivered) for purposes of the Agreement by giving notice of such change to the other parties pursuant to this Section.  In each instance, with respect to any such notice so given, it only shall be effective upon receipt by the party intended to receive same.

If any of the Metra Entities:	c/o Mr. Charles Brown
The Brown Law Firm
8235 Douglas Avenue, Suite 1220
Dallas, Texas 75225
	Attention:	Mr. Charles Brown, Esq.
	Telephone:	214-891-1957
	Facsimile:	214-891-1958

(with a copy to counsel for the Metra Entities (which shall not constitute notice)

Piper Rudnick Gray Cary
1251 Avenue of the Americas
New York, New York 10020-1104
	Attention:	Mr. Robert Koen, Esq.
	Telephone:	212-835-6187
	Facsimile:	212-884-8487

If to Innovo:	Innovo Group Inc.
5804 East Slauson Avenue
Commerce, California 90040
	Attention:	Jay Furrow
	Telephone:	323-725-5572
	Facsimile:	323-201-3846

with a copy to Innovo’s counsel (which shall not constitute notice):

Akin Gump Strauss Hauer & Feld LLP
590 Madison Avenue
New York, New York 10022
	Attention:	Steven M. Pesner, P.C.
	Facsimile:	(212) 872-1002
	Telephone:	(212) 872-1070

(c)                                  Further Cooperation.  To the extent that any party’s further approval or other action is deemed necessary or desirable by any other party in order to effectuate the terms and conditions of the Agreement and the conveyances provided for herein, such party shall execute and deliver all reasonable documents and take all actions reasonably requested by another party to effectuate the terms and conditions of the Agreement.

(d)                                 Contents of Agreement; Parties-in-Interest; Assignments.  The Agreement, together with the exhibits annexed hereto, sets forth the entire understanding of the parties and any previous agreements, representations or understandings between the parties, is superseded by the Agreement.  All representations, warranties, covenants, terms, conditions and provisions of the Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties to the Agreement, the Metra Releasees, Innovo Releases and their respective successors and assigns of the parties hereto.  The Agreement may not be assigned by any party without the prior written consent of the other parties.

(e)                                  Captions.  The captions or titles of any section or provision of the Agreement or any exhibit annexed hereto are for conveniences of reference only, are not to be construed as part of the Agreement, and shall not operate or be construed as defining or limiting in any way the scope of any provision hereof.

(f)                                    Counterparts.  The Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which collectively shall constitute one and the same instrument representing the agreement among the parties, and it shall not be necessary for the proof of the Agreement that any party produce or account for more than one such counterpart.

(g)                                 Modification or Waiver.  The Agreement may be amended, modified or superseded and any of the terms, covenants, representations, warranties or conditions hereof may be waived, at anytime only by a written instrument executed by the parties hereto.  No waiver of any nature, in any one or more instance, shall be deemed to be or be construed as a further or continued waiver of any condition or any breach of any other term, covenant, representation or warranty in the Agreement.  The Agreement and each provision hereof may not be waived, altered, amended or modified, except in writing, duly executed by all of the parties.

(h)                                 Governing Law and Enforcement.  The Agreement shall be construed and enforced in accordance with the laws of the State of New York, the state in which it was negotiated, executed and delivered.  Should any clause, sentence, section or paragraph of the Agreement be judicially or administratively declared to be invalid, unenforceable or void under the laws of the State of New York or the United States of America, or any agency or subdivision thereof, such decision shall not have the effect of invalidating or voiding the remainder of the Agreement and such clause, sentence, section or paragraph so held to be invalid, unenforceable or void shall be deemed to have been deleted herefrom and the remainder shall have the same force and effect as if such part or parts had never been included herein, and if any provision of the Agreement, as applied to any party or to any circumstance, is judicially determined not to be enforceable in accordance with its terms, the parties agree that the court judicially making such determination may modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its modified form, such provision will then be enforceable and will be enforced..  In the event any party shall fail to perform any of its obligations under the Agreement, such party shall pay all reasonable expenses, including attorney’s fees, which may be incurred by any party which is successful in enforcing the Agreement.

(i)                                     Facsimile.  The Agreement may be transmitted by facsimile transmission, and it is the intent of the parties for the facsimile of any autograph reproduced by a receiving facsimile of any complete photocopy of the Agreement to be deemed an original counterpart.

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IN WITNESS WHEREOF, the undersigned have caused the Agreement to be executed as of the date and year first above written.

INNOVO:	INNOVO GROUP INC.

	By:	/s/ Jay Furrow
Jay Furrow, Chief Executive Officer

METRA ENTITIES:

METRA CROSS POOL 1, LP,
a Delaware limited partnership

By:	Metra Cross Pool I GP, LLC
a Delaware limited liability company

By:	Metra Capital, LLC,
a Delaware limited liability company

By:	/s/ Simon Mizrachi
Simon Mizrachi, Authorized Person

METRA CROSS POOL 2, LP,
a Delaware limited partnership

By:	Metra Cross Pool 2 GP, LLC
a Delaware limited liability company

By:	Metra Capital, LLC,
a Delaware limited liability company

By:	/s/ Simon Mizrachi
Simon Mizrachi, Authorized Person

METRA ARBOR POINTE, LP,
a Delaware limited partnership

By:	Metra Arbor Pointe GP, LLC
a Delaware limited liability company

By:	Metra Capital, LLC,
a Delaware limited liability company

By:	/s/ Simon Mizrachi
Simon Mizrachi, Authorized Person

METRA BRIGHTON COURT, LP
a Delaware limited partnership

By:	Metra Brighton Court GP, LLC
a Delaware limited liability company

By:	Metra Capital, LLC,
a Delaware limited liability company

By:	/s/ Simon Mizrachi
Simon Mizrachi, Authorized Person

METRA DELMAR VALLEY, LP
a Delaware limited partnership

By:	Metra Delmar Valley GP, LLC
a Delaware limited liability company

By:	Metra Capital, LLC,
a Delaware limited liability company

By:	/s/ Simon Mizrachi
Simon Mizrachi, Authorized Person

METRA ENCLAVE, LP
a Delaware limited partnership

By:	Metra Enclave GP, LLC
a Delaware limited liability company

By:	Metra Capital, LLC,
a Delaware limited liability company

By:	/s/ Simon Mizrachi
Simon Mizrachi, Authorized Person

METRA FAIRWAY VIEW, LP
a Delaware limited partnership

By:	Metra Fairway View GP, LLC
a Delaware limited liability company

By:	Metra Capital, LLC,
a Delaware limited liability company

By:	/s/ Simon Mizrachi
Simon Mizrachi, Authorized Person

METRA FOUNTAIN LAKE, LP
a Delaware limited partnership

By:	Metra Fountain Lake GP, LLC
a Delaware limited liability company

By:	Metra Capital, LLC,
a Delaware limited liability company

By:	/s/ Simon Mizrachi
Simon Mizrachi, Authorized Person

METRA HARPER’S FERRY, LP
a Delaware limited partnership

By:	Metra Harper’s Ferry GP, LLC
a Delaware limited liability company

By:	Metra Capital, LLC,
a Delaware limited liability company

By:	/s/ Simon Mizrachi
Simon Mizrachi, Authorized Person

METRA MERIDIAN, LP
a Delaware limited partnership

By:	Metra Meridian GP, LLC
a Delaware limited liability company

By:	Metra Capital, LLC,
a Delaware limited liability company

By:	/s/ Simon Mizrachi
Simon Mizrachi, Authorized Person

METRA QUAIL OAKS, LP
a Delaware limited partnership

By:	Metra Quail Oaks GP, LLC
a Delaware limited liability company

By:	Metra Capital, LLC,
a Delaware limited liability company

By:	/s/ Simon Mizrachi
Simon Mizrachi, Authorized Person

METRA SUNCHASE, LP
a Delaware limited partnership

By:	Metra Sunchase GP, LLC
a Delaware limited liability company

By:	Metra Capital, LLC,
a Delaware limited liability company

By:	/s/ Simon Mizrachi
Simon Mizrachi, Authorized Person

METRA WESTWOOD, LP
a Delaware limited partnership

By:	Metra Westwood GP, LLC
a Delaware limited liability company

By:	Metra Capital, LLC,
a Delaware limited liability company

By:	/s/ Simon Mizrachi
Simon Mizrachi, Authorized Person

METRA WILLOW CREEK, LP
a Delaware limited partnership

By:	Metra Willow Creek GP, LLC
a Delaware limited liability company

By:	Metra Capital, LLC,
a Delaware limited liability company

By:	/s/ Simon Mizrachi
Simon Mizrachi, Authorized Person

METRA WINDSOR TOWER, LP
a Delaware limited partnership

By:	Metra Windsor Tower GP, LLC
a Delaware limited liability company

By:	Metra Capital, LLC,
a Delaware limited liability company

By:	/s/ Simon Mizrachi
Simon Mizrachi, Authorized Person

METRA WOOD HOLLOW, LP
a Delaware limited partnership

By:	Metra Wood Hollow GP, LLC
a Delaware limited liability company

By:	Metra Capital, LLC,
a Delaware limited liability company

By:	/s/ Simon Mizrachi
Simon Mizrachi, Authorized Person

Schedule 1

Partnerships

Metra Cross Pool 1, LP

Metra Cross Pool 2, LP

Metra Arbor Pointe, LP

Metra Brighton Court, LP

Metra Delmar Valley, LP

Metra Enclave, LP

Metra Fairway View, LP

Metra Fountain Lake, LP

Metra Harper’s Ferry, LP

Metra Meridian, LP

Metra Quail Oaks, LP

Metra Sunchase, LP

Metra Westwood, LP

Metra Willow Creek, LP

Metra Windsor Tower, LP

Metra Wood Hollow, LP

Schedule 2

List of Properties

Apple Lane

Arbor Pointe

Brighton Court

Delmar Valley

Enclave

Fairway View

Fairways

Fountain Lake

Fountains at Waterford

Governor’s Square

Harper’s Ferry

Meridian

Oak Park IV

Quail Oaks

Signature Place

Sinclair Place

Sunchase

Timbers on Broadway

Westwood

Willow Creek

Windsor Tower

Wood Hollow (Regency Falls)